UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):

August 21, 2013

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

1901 Churn Creek Road

Redding, California 96002

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (530) 722-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On August 21, 2013, Bank of Commerce Holdings (the “Company”) issued a press release announcing that its board of directors has authorized the repurchase of up to 1,000,000 shares, or 7% of the Company’s outstanding shares of common stock, over a twelve month period. The stock repurchase is effective immediately and may be conducted through open market purchases or privately negotiated transactions. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 – Financial Statements and Exhibits

(a)	Financial statements - not applicable.

(b)	Pro forma financial information - not applicable.

(c)	Shell company transactions - not applicable

(d)	Exhibits:

99.1	Press Release dated August 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 21, 2013

/S/ Samuel D. Jimenez
By: Samuel D. Jimenez
Executive Vice President and Chief Financial Officer